ING MUTUAL FUNDS

ING International Growth Fund

(“Fund”)

Supplement dated August 5, 2011

to the Fund’s Class I Prospectus

dated February 28, 2011

(“Prospectus”)

On or about July 15, 2011, the Fund’s Board of Trustees approved the substitution of T. Rowe Price Singapore Private Ltd. for T. Rowe Price International Ltd – Tokyo Branch as the sub-sub-adviser to the Fund effective August 1, 2011.  Effective immediately, the Fund’s Prospectus is hereby revised as follows:

The third paragraph of the subsection entitled “Management of the Funds – ING International Growth Fund – T. Rowe Price Associates, Inc.” of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price Singapore Private Ltd. (“TRP Singapore”) a Singapore limited private company licensed by the Monetary Authority in Singapore.  The principal address of TRP Singapore is No. 290 Orchard Road #14-04, Paragon, Singapore 238859.

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ING MUTUAL FUNDS

ING International Growth Fund

(“Fund”)

Supplement dated August 5, 2011

to the Fund’s Class I shares

Statement of Additional Information (“SAI”)

dated February 28, 2011

On or about July 15, 2011, the Fund’s Board of Trustees approved the substitution of T. Rowe Price Singapore Private Ltd. for T. Rowe Price International Ltd – Tokyo Branch as the sub-sub-adviser to the Fund effective August 1, 2011.  Effective immediately, the Fund’s SAI is hereby revised as follows:

The fifteenth paragraph of the section entitled “Sub-Advisers” of the Fund’s SAI is deleted in its entirety and replaced with the following:

Pursuant to a Sub-Advisory Agreement dated December 15, 2010 between ING Investments and BG Overseas, and a Sub-Advisory Agreement dated December 15, 2010 between ING Investments and T. Rowe Price, BG Overseas and T. Rowe Price serve as Sub-Advisers to International Growth Fund.  The two sub-advisers act independently of each other and use their own methodology for selecting investments.  In this capacity, BG Overseas and T. Rowe Price, subject to the supervision and control of ING Investments and the Trustees of the Fund, on behalf of the Fund, manage the Fund’s portfolio investments consistently with the Fund’s investment objective, and execute any of the Fund’s investment policies that they deem appropriate to utilize from time to time.  BG Overseas is located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.  T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202.  T. Rowe Price has entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price International Ltd (“TRPI Ltd”), an affiliated investment adviser located at 60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom.  T. Rowe Price has also entered into an agreement whereby T. Rowe Price may delegate certain of its investment advisory services to T. Rowe Price Singapore Private Ltd. (“TRP Singapore”) a Singapore limited private company licensed by the Monetary Authority in Singapore. The principal address of TRP Singapore is No. 290 Orchard Road #14-04, Paragon, Singapore 238859.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE